Exhibit 99.1   NEWS RELEASE

As previously announced, UScellular will hold a teleconference on August 5, 2022, at 9:00 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE
UScellular reports second quarter 2022 results
2022 guidance reaffirmed

CHICAGO (August 4, 2022) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $1,027 million for the second quarter of 2022, versus $1,014 million for the same period one year ago. Service revenues totaled $783 million, versus $774 million for the same period one year ago. Net income attributable to UScellular shareholders and related diluted earnings per share were $21 million and $0.25, respectively, for the second quarter of 2022 compared to $35 million and $0.39, respectively, in the same period one year ago.
“UScellular is continuing to execute on its growth strategy, resulting in increased retail service revenues and ARPU in the quarter,” said Laurent Therivel, UScellular President and CEO. “We are seeing nice momentum in a number of the growth areas of the business, including fixed wireless and our tower portfolio. Additionally, we are seeing promising early results from our recent moves in the marketplace, including our rate plan guarantee and our existing-same-as-new offers.

"Halfway through the year, I believe UScellular is well-positioned, and I thank all of our associates for their hard work."

2022 Estimated Results
UScellular’s current estimates of full-year 2022 results are shown below. Such estimates represent management’s view as of August 4, 2022 and should not be assumed to be current as of any future date. UScellular undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise. There can be no assurance that final results will not differ materially from estimated results.

2022 Estimated Results
	Previous	Current
(Dollars in millions)
Service revenues	$3,100-$3,200	Unchanged
Adjusted OIBDA[1]	$750-$900	Unchanged
Adjusted EBITDA[1]	$925-$1,075	Unchanged
Capital expenditures	$700-$800	Unchanged

The following table reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income before income taxes. In providing 2022 estimated results, UScellular has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, UScellular believes that the impact of income taxes cannot be reasonably predicted; therefore, UScellular is unable to provide such guidance.

		Actual Results
	2022 Estimated Results	Six Months Ended June 30, 2022	Year Ended December 31, 2021
(Dollars in millions)
Net income (GAAP)	N/A	$74	$160
Add back:
Income tax expense	N/A	50	20
Income before income taxes (GAAP)	$45-$195	$124	$180
Add back:
Interest expense	160	73	175
Depreciation, amortization and accretion expense	705	342	678
EBITDA (Non-GAAP)[1]	$910-$1,060	$539	$1,033
Add back or deduct:
Loss on impairment of licenses	—	3	—
(Gain) loss on asset disposals, net	15	8	23
(Gain) loss on sale of business and other exit costs, net	—	—	(2)
Adjusted EBITDA (Non-GAAP)[1]	$925-$1,075	$550	$1,054
Deduct:
Equity in earnings of unconsolidated entities	170	82	179
Interest and dividend income	5	4	6
Adjusted OIBDA (Non-GAAP)[1]	$750-$900	$464	$869
1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. UScellular does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of UScellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of UScellular’s financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for June 30, 2022, can be found on UScellular’s website at investors.uscellular.com.

Stock Repurchase
During the second quarter of 2022, UScellular repurchased 294,721 of its Common Shares for $9 million.
Conference Call Information
UScellular will hold a conference call on August 5, 2022 at 9:00 a.m. Central Time.
▪Access the live call on the Events & Presentations page of investors.uscellular.com or at
https://events.q4inc.com/attendee/249925609
▪Access the call by phone at (888)330-2384 conference ID: 1328528.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.
About UScellular
United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 4.8 million retail connections in 21 states. The Chicago-based company had 4,700 full- and part-time associates as of June 30, 2022. At the end of the second quarter of 2022, Telephone and Data Systems, Inc. owned 83 percent of UScellular. For more information about UScellular, visit uscellular.com.
Contacts
Colleen Thompson, Vice President - Corporate Relations of TDS
colleen.thompson@tdsinc.com

Julie Mathews, IRC, Director - Investor Relations of TDS
julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to attract people of outstanding talent throughout all levels of the organization; USM's smaller scale relative to larger competitors; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the ability to obtain access to adequate radio spectrum to meet current or anticipated future needs, including participation in FCC auctions; changes in demand, consumer preferences and perceptions, price competition, or churn rates; advances in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or wireless spectrum licenses and/or expansion of UScellular's businesses; the ability of the company to successfully construct and manage its networks; uncertainties in UScellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on UScellular indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments; the state and federal regulatory environment; pending and future litigation; cyber-attacks or other breaches of network or information technology security; potential conflicts of interests between TDS and UScellular; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; the impact, duration and severity of public health emergencies, such as the COVID-19 pandemic. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of UScellular's Form 10-K, as updated by any UScellular Form 10-Q filed subsequent to such Form 10-K.

For more information about UScellular, visit: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Retail Connections
Postpaid
Total at end of period	4,296,000	4,335,000	4,380,000	4,391,000	4,399,000
Gross additions	128,000	126,000	165,000	145,000	141,000
Feature phones	4,000	2,000	3,000	2,000	3,000
Smartphones	90,000	89,000	122,000	103,000	98,000
Connected devices	34,000	35,000	40,000	40,000	40,000
Net additions (losses)	(40,000)	(44,000)	(12,000)	(8,000)	(6,000)
Feature phones	(8,000)	(10,000)	(7,000)	(7,000)	(7,000)
Smartphones	(23,000)	(26,000)	5,000	2,000	6,000
Connected devices	(9,000)	(8,000)	(10,000)	(3,000)	(5,000)
ARPU[1,2]	$50.07	$49.71	$48.62	$48.12	$47.74
ARPA[1,3]	$130.43	$129.93	$127.14	$125.99	$125.25
Churn rate[4]	1.30%	1.30%	1.35%	1.15%	1.11%
Handsets	1.10%	1.10%	1.10%	0.95%	0.88%
Connected devices	2.73%	2.70%	3.08%	2.59%	2.69%
Prepaid
Total at end of period	490,000	495,000	513,000	518,000	507,000
Gross additions	56,000	55,000	63,000	74,000	65,000
Net additions (losses)	(4,000)	(18,000)	(5,000)	11,000	10,000
ARPU[2]	$35.25	$34.59	$34.53	$35.05	$35.64
Churn rate[4]	4.07%	4.84%	4.39%	4.09%	3.66%
Market penetration at end of period
Consolidated operating population	32,370,000	32,370,000	32,127,000	31,865,000	31,493,000
Consolidated operating penetration[5]	15%	15%	15%	16%	16%
Capital expenditures (millions)	$268	$137	$321	$185	$148
Total cell sites in service	6,916	6,899	6,898	6,857	6,819
Owned towers	4,323	4,310	4,301	4,274	4,278

1Q3 2021 Postpaid ARPU and ARPA amounts exclude $9 million of postpaid revenue related to an out-of-period error recorded in that quarter.
2Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period. These revenue bases and connection populations are shown below:
•Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
•Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
3Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
4Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
5Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total estimated population of consolidated operating markets.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	2022 vs. 2021	2022	2021	2022 vs. 2021
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$783	$774	1%	$1,570	$1,545	2%
Equipment sales	244	240	2%	467	492	(5)%
Total operating revenues	1,027	1,014	1%	2,037	2,037	–

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	192	204	(6)%	377	389	(3)%
Cost of equipment sold	275	258	7%	533	533	–
Selling, general and administrative	339	334	2%	663	639	4%
Depreciation, amortization and accretion	172	180	(4)%	342	350	(2)%
Loss on impairment of licenses	3	—	N/M	3	—	N/M
(Gain) loss on asset disposals, net	6	2	N/M	8	7	7%
(Gain) loss on sale of business and other exit costs, net	—	—	N/M	—	(1)	52%
Total operating expenses	987	978	1%	1,926	1,917	–

Operating income	40	36	10%	111	120	(8)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	37	47	(21)%	82	88	(8)%
Interest and dividend income	3	2	59%	4	3	3%
Interest expense	(40)	(60)	34%	(73)	(97)	26%
Total investment and other income (expense)	—	(11)	N/M	13	(6)	N/M

Income before income taxes	40	25	60%	124	114	9%
Income tax expense (benefit)	18	(10)	N/M	50	17	N/M
Net income	22	35	(37)%	74	97	(24)%
Less: Net income attributable to noncontrolling interests, net of tax	1	—	1%	3	2	33%
Net income attributable to UScellular shareholders	$21	$35	(38)%	$71	$95	(25)%

Basic weighted average shares outstanding	86	87	(1)%	86	87	(1)%
Basic earnings per share attributable to UScellular shareholders	$0.25	$0.40	(37)%	$0.82	$1.10	(25)%

Diluted weighted average shares outstanding	87	88	(1)%	87	88	(1)%
Diluted earnings per share attributable to UScellular shareholders	$0.25	$0.39	(37)%	$0.82	$1.08	(25)%
N/M - Percentage change not meaningful

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)
	Six Months Ended June 30,
	2022	2021
(Dollars in millions)
Cash flows from operating activities
Net income	$74	$97
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	342	350
Bad debts expense	51	21
Stock-based compensation expense	14	12
Deferred income taxes, net	31	35
Equity in earnings of unconsolidated entities	(82)	(88)
Distributions from unconsolidated entities	80	79
Loss on impairment of licenses	3	—
(Gain) loss on asset disposals, net	8	7
(Gain) loss on sale of business and other exit costs, net	—	(1)
Other operating activities	3	19
Changes in assets and liabilities from operations
Accounts receivable	(17)	23
Equipment installment plans receivable	(25)	(32)
Inventory	(33)	(37)
Accounts payable	(8)	(72)
Customer deposits and deferred revenues	6	2
Accrued taxes	135	(23)
Accrued interest	1	—
Other assets and liabilities	(5)	(29)
Net cash provided by operating activities	578	363

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(288)	(281)
Cash paid for licenses	(563)	(1,259)
Cash received from investments	—	3
Cash received from divestitures and exchanges	1	1
Advance payments for license acquisitions	(1)	—
Other investing activities	—	2
Net cash used in investing activities	(851)	(1,534)

Cash flows from financing activities
Issuance of long-term debt	625	992
Repayment of long-term debt	(227)	(775)
Issuance of short-term debt	60	—
Common Shares reissued for benefit plans, net of tax payments	(5)	(13)
Repurchase of Common Shares	(18)	(2)
Payment of debt issuance costs	(1)	(16)
Distributions to noncontrolling interests	(2)	(2)
Other financing activities	(3)	(7)
Net cash provided by financing activities	429	177

Net increase (decrease) in cash, cash equivalents and restricted cash	156	(994)

Cash, cash equivalents and restricted cash
Beginning of period	199	1,291
End of period	$355	$297

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	June 30, 2022	December 31, 2021
(Dollars in millions)
Current assets
Cash and cash equivalents	$320	$156
Accounts receivable, net	1,044	1,046
Inventory, net	206	173
Prepaid expenses	62	58
Income taxes receivable	—	123
Other current assets	41	49
Total current assets	1,673	1,605

Assets held for sale	15	18

Licenses	4,677	4,088

Investments in unconsolidated entities	441	439

Property, plant and equipment, net	2,671	2,606

Operating lease right-of-use assets	944	959

Other assets and deferred charges	582	626

Total assets	$11,003	$10,341

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	June 30, 2022	December 31, 2021
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$8	$3
Accounts payable	328	360
Customer deposits and deferred revenues	197	191
Accrued taxes	37	33
Accrued compensation	56	83
Short-term operating lease liabilities	133	129
Other current liabilities	223	104
Total current liabilities	982	903

Deferred liabilities and credits
Deferred income tax liability, net	705	674
Long-term operating lease liabilities	872	889
Other deferred liabilities and credits	690	573

Long-term debt, net	3,118	2,728

Noncontrolling interests with redemption features	12	11

Equity
UScellular shareholders’ equity
Series A Common and Common Shares, par value $1.00 per share	88	88
Additional paid-in capital	1,692	1,678
Treasury shares	(75)	(68)
Retained earnings	2,903	2,849
Total UScellular shareholders’ equity	4,608	4,547

Noncontrolling interests	16	16

Total equity	4,624	4,563

Total liabilities and equity	$11,003	$10,341

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)
Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
(Dollars in millions)
Cash flows from operating activities (GAAP)	$267	$239	$578	$363
Less: Cash paid for additions to property, plant and equipment	138	148	288	281
Free cash flow (Non-GAAP)[1]	$129	$91	$290	$82
1Free cash flow is a non-GAAP financial measure which UScellular believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.